SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): September 16, 2014


                                STRAINWISE, INC.
                         -----------------------------
                 (Name of Small Business Issuer in its charter)

            Utah                   000-54231                     27-4336843
  -------------------------    -------------------        ---------------------
  (State of incorporation)    (Commission File No.)           (IRS Employer
                                                            Identification No.)

                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                         ------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:


                              4th Grade Films, Inc.
                   ------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year.

     On August 19, 2014 the Company acquired approximately 90% of Strainwise, Inc., a privately held Colorado corporation. As a result of the acquisition, the Company's board of directors determined on September 16, 2014 that the Company's fiscal year end will be January 31, which is the fiscal year end of Strainwise Colorado. Strainwise Colorado's financial statements for the six months ended July 31, 2014 will be filed as an amendment to the Company's 8-K report filed with the Securities and Exchange Commission on August 21, 2014. The Company plans to file a 10-Q report for the nine months ended October 31, 2014 on or before December 15, 2014.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 16, 2014             STRAINWISE, INC.


                                     By: /s/ Shawn Phillips
                                         --------------------------------------
                                         Shawn Phillips, Chief Executive Officer